UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2008

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 25, 2008, Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), announced that the company has completed a Phase 1 clinical trial with PCI-27483, the company's novel, first-in-class small-molecule Factor VIIa inhibitor. The trial was conducted in sixteen (16) healthy volunteers to evaluate the safety and pharmacologic effect of PCI-27483. A single administration of PCI-27483 resulted in a linear dose response in the International Normalized Ratio (INR), a routine laboratory test used to assess the level of anticoagulation (blood-thinning).

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated November 25, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 26, 2008

PHARMACYCLICS, INC. By: /s/ ROBERT W. DUGGAN Name: Robert W. Duggan Title: Chairman and Interim Chief Executive Officer

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 25, 2008. PDF

         PDF    Also provided in PDF as a courtesy.